SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  JULY 11, 1996

                               HEICO CORPORATION
              (Exact name of registrant as specified in charter)

   FLORIDA                       1-4604                           65-0341002
(State or other               (Commission                     (I.R.S. Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

                  3000 TAFT STREET, HOLLYWOOD, FLORIDA 33021
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (954) 987-6101

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On July 11, 1996, HEICO Corporation, a Florida corporation (the "Registrant"), consummated the sale of all of the outstanding capital stock of its wholly-owned subsidiary MediTek Health Corporation, a Florida corporation ("MediTek"), to U.S. Diagnostic Labs Inc., a Delaware corporation ("USDL"), pursuant to a Stock Purchase Agreement, dated June 20, 1996 (the "Stock Purchase Agreement"), among the Registrant, MediTek and USDL. In consideration of the sale of such MediTek capital stock, USDL paid the Registrant $13,828,179 in cash and issued the Registrant a five-year, 6-1/2% promissory note (the "Convertible Note") in the principal amount of $10,000,000, which is convertible into 1,081,081 shares of USDL common stock (by virtue of a negotiated $9.25 per share conversion price). The closing price per share of USDL common stock as reported by NASDAQ on July 10, 1996 and July 19, 1996 was $11.25 and $10.625,
respectively.

      In order to assure the Registrant liquidity with respect to the Convertible Note and the USDL common stock into which it is convertible, USDL
(i) granted the Registrant demand and piggy-back registration rights with respect to such shares of USDL common stock, and (ii) agreed to prepay the Convertible Note at the Registrant's request at any time until such registration is completed. The terms of such demand registration rights require USDL to use its best efforts to cause a registration statement covering all of the USDL common stock into which the Convertible Note is convertible to be declared effective by the SEC by January 1, 1997. The terms of such piggy-back registration rights give the Registrant rights to include such USDL common stock in certain registration statements filed by USDL from January 1, 1997 until January 1, 2000. Upon 15 days' prior written notice to the Registrant, USDL may require the Registrant to convert the Convertible Note into USDL common stock at any time beginning on the later of June 30, 1997 or the date that such shares of USDL common stock have been registered, if the closing price of the USDL common stock has averaged at least $9.25 per share for the immediately preceding ten trading days. Also, beginning on June 30, 1997, USDL may prepay the Convertible Note at any time upon 60 days' prior written notice.

      The Stock Purchase Agreement also provides for Laurans A. Mendelson, the Chairman of the Board, Chief Executive Officer and President of the Registrant, to become a member of USDL's Board of Directors. Joseph A. Paul, the Executive Vice President of MediTek, was appointed President of USDL, effective as of the consummation of this transaction.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Pro forma financial information.

The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

      Introductory note to unaudited pro forma consolidated condensed financial statements (page 6).

      Unaudited pro forma consolidated condensed balance sheet as of April 30, 1996 (page 7).

      Unaudited pro forma consolidated condensed statement of operations for the six months ended April 30, 1996 (page 8).

      Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1995 (page 9).

(c)   Exhibits

      2 Stock Purchase Agreement, dated June 20, 1996, by and among HEICO Corporation, MediTek Health Corporation and U.S. Diagnostic Labs Inc.

      99.1  Press Release of HEICO Corporation, dated June 17, 1996.

      99.2  Press Release of HEICO Corporation, dated July 11, 1996.

                                SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HEICO CORPORATION

                                           By: /s/ THOMAS S. IRWIN
                                              ---------------------------------
                                           Name:  Thomas S. Irwin
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

July 26, 1996

                            FINANCIAL STATEMENT INDEX

Introductory note to unaudited pro forma consolidated condensed financial statements (page 6).

Unaudited pro forma consolidated condensed balance sheet as of April 30, 1996 (page 7).

Unaudited pro forma consolidated condensed statement of operations for the six months ended April 30, 1996 (page 8).

Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1995 (page 9).

                   HEICO CORPORATION AND SUBSIDIARIES
                     INTRODUCTORY NOTE TO UNAUDITED
          PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet and statements of operations utilize the historical financial condition and results of operations of HEICO Corporation and subsidiaries as of April 30, 1996 and for the six months then ended and for the year ended October 31, 1995. The unaudited pro forma consolidated condensed financial statements have been prepared on the basis summarized below:

/bullet/ The unaudited pro forma consolidated condensed balance sheet as of April 30, 1996 assumes that the Company's sale of all of the outstanding capital stock of its wholly-owned subsidiary MediTek Health Corporation had been consummated as of that date.

/bullet/ The unaudited pro forma consolidated condensed statement of operations for the six months ended April 30, 1996 assumes that the Company's sale of all of the outstanding capital stock of its wholly-owned subsidiary MediTek Health Corporation had been consummated as of the beginning of the six-month period ended April 30, 1996.

/bullet/ The unaudited pro forma consolidated condensed statements of operations for the year ended October 31, 1995 assumes that the Company's sale of all of the outstanding capital stock of its wholly-owned subsidiary MediTek Health Corporation had been consummated as of the beginning of the year ended October 31, 1995.

The unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of actual operating results had the sale been made at the beginning of the periods presented or of future results of operations.

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                              as of April 30, 1996
                                   (unaudited)

                                       HEICO            MEDITEK
                                    CORPORATION         HEALTH          PRO FORMA        PRO FORMA
                                   AS REPORTED(1)    CORPORATION(2)    ADJUSTMENTS      AS ADJUSTED
                                   --------------    --------------    -----------      -----------
             ASSETS
Current Assets:
  Cash and cash equivalents         $9,117,000         ($713,000)     $12,228,000(7)    $20,632,000
  Accounts receivable, net           7,317,000        (2,216,000)                         5,101,000
  Inventories                        6,202,000            --                              6,202,000
  Prepaid expenses and other
    current assets                   1,408,000          (677,000)                           731,000
  Deferred income taxes              2,065,000          (329,000)                         1,736,000
                                   -----------      ------------      -----------       -----------
    Total current assets            26,109,000        (3,935,000)      12,228,000        34,402,000

Note receivable from
  U.S. Diagnostic Labs                  --                --           10,000,000(8)     10,000,000
Property, plant and
  equipment, net                     8,960,000        (4,669,000)                         4,291,000
Intangible assets, net              13,057,000       (11,144,000)                         1,913,000
Investments in and advances to
  unconsolidated partnerships        2,312,000        (2,312,000)                            --
Other assets                         1,245,000          (278,000)                           967,000
                                   -----------      ------------      -----------       -----------
    Total assets                   $51,683,000      ($22,338,000)     $22,228,000       $51,573,000
                                   ===========      ============      ===========       ===========

LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current liabilities:
  Current maturities of
    long-term debt and
    capital leases                 $ 1,236,000        ($780,000)                           $456,000
  Trade accounts payable             2,224,000         (654,000)                          1,570,000
  Accrued expenses and other
    current liabilities              4,868,000         (920,000)                          3,948,000
  Income taxes payable                 943,000           --            $1,178,000(9)      2,121,000
                                   -----------      -----------       -----------       -----------
    Total current liabilities        9,271,000       (2,354,000)        1,178,000         8,095,000

Long-term debt and capital
  leases, net of current
  maturities                         5,966,000       (3,359,000)                          2,607,000
Deferred income taxes                1,697,000         (565,000)                          1,132,000
Other non-current liabilities        1,102,000           --                               1,102,000
                                   -----------      -----------       -----------       -----------
    Total liabilities               18,036,000       (6,278,000)        1,178,000        12,936,000
                                   -----------      -----------       -----------       -----------

Minority interests                     119,000         (119,000)                             --
                                   -----------      -----------                         -----------

Commitments and contingencies

Shareholders' equity:
  Preferred stock, none issued

  Common stock                          43,000           --                                  43,000
  Capital in excess of par           9,672,000           --                               9,672,000
  Investment in and advances to
    MediTek by HEICO                    --          (15,941,000)       15,941,000(10)           --
  Retained earnings                 27,152,000           --             5,109,000(11)    32,261,000
                                   -----------      -----------       -----------       -----------
                                    36,867,000      (15,941,000)       21,050,000        41,976,000
Less: Note receivable from
  employee savings and
  investment plan                   (3,339,000)          --                --            (3,339,000)
                                   -----------      ------------      -----------       -----------
  Total shareholders' equity        33,528,000      (15,941,000)       21,050,000        38,637,000
                                   -----------      ------------      -----------       -----------
  Total liabilities and
    shareholders' equity           $51,683,000     ($22,338,000)      $22,228,000       $51,573,000
                                   ===========      ============      ===========       ===========

 See accompanying notes to unaudited pro forma consolidated financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     For the six months ended April 30, 1996
                                   (unaudited)

                                      HEICO             MEDITEK
                                   CORPORATION          HEALTH             PRO FORMA      PRO FORMA
                                  AS REPORTED(3)     CORPORATION(4)       ADJUSTMENTS    AS ADJUSTED
                                  --------------     --------------       -----------    -----------
Net sales                          $23,260,000        ($8,340,000)                       $14,920,000
                                   -----------        -----------                        -----------
Operating costs and expenses:
  Cost of products and services     16,033,000         (6,151,000)                         9,882,000
  Selling, general and
    administrative expenses          4,441,000           (989,000)                         3,452,000
  Equity in (income) of
    unconsolidated partnerships       (341,000)           341,000                                  0
                                   -----------        -----------                        -----------
  Total operating costs
    and expenses                    20,133,000         (6,799,000)                        13,334,000
                                   -----------        -----------                        -----------

  Income from operations             3,127,000         (1,541,000)                         1,586,000

Interest expense                      (147,000)            60,000                            (87,000)
Interest and other income              372,000            (14,000)       $288,000(12)        971,000
                                                                          325,000(13)
Minority interests in
  consolidated partnerships           (228,000)           228,000                                  0
                                   -----------        -----------      ----------        -----------
Income from continuing
  operations before
  income taxes                       3,124,000         (1,267,000)        613,000          2,470,000

Income tax expenses                  1,172,000           (516,000)        153,000(14)        809,000
                                   -----------        -----------      ----------        -----------
Net income from continuing
  operations                         1,952,000           (751,000)        460,000          1,661,000

Gain on sale of health care
  services segment,
  net of applicable income
  taxes                                 --                 --           5,109,000(15)      5,109,000
                                   -----------        -----------      ----------        -----------

Net income                         $ 1,952,000          ($751,000)     $5,569,000        $ 6,770,000
                                   ===========        ===========      ==========        ===========
Net income per share from
  continuing operations                  $0.38                                                 $0.32
                                   ===========                                           ===========

Net income per share                     $0.38                                                 $1.30
                                   ===========                                           ===========
Weighted average number of
  common and common
  equivalent shares
  outstanding(16)                    5,189,664                                             5,189,664
                                   ===========                                           ===========

 See accompanying notes to unaudited pro forma consolidated financial statements


                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       For the year ended October 31, 1995
                                   (unaudited)

                                      HEICO             MEDITEK
                                   CORPORATION          HEALTH             PRO FORMA      PRO FORMA
                                  AS REPORTED(5)     CORPORATION(6)       ADJUSTMENTS    AS ADJUSTED
                                  --------------     --------------       -----------    -----------
Net sales                          $40,379,000       ($14,766,000)                       $25,613,000
                                   -----------       ------------                        -----------
Operating costs and expenses:
  Cost of products and services     27,875,000        (10,378,000)                        17,497,000
  Selling, general and
    administrative expenses          7,967,000         (1,562,000)                         6,405,000
  Equity in loss of
    unconsolidated partnerships        331,000           (331,000)                                 0
                                   -----------       ------------                        -----------
  Total operating costs
    and expenses                    36,173,000        (12,271,000)                        23,902,000
                                   -----------       ------------                        -----------

  Income from operations             4,206,000         (2,495,000)                         1,711,000

Interest expense                      (375,000)           206,000                           (169,000)
Interest and other income              673,000             (7,000)       $530,000(12)      1,846,000
                                                                          650,000(13)
Minority interests in
  consolidated partnerships           (144,000)           144,000                                  0
                                   -----------       ------------      ----------        -----------
Income from continuing
  operations before
  income taxes                       4,360,000         (2,152,000)      1,180,000          3,388,000

Income tax expenses                  1,665,000           (894,000)        412,000(14)      1,183,000
                                   -----------       ------------      ----------        -----------
Net income from
  continuing operations              2,695,000         (1,258,000)        768,000          2,205,000

Gain on sale of health care
  services segment,
  net of applicable
  income taxes                          --                 --           5,109,000(15)      5,109,000
                                   -----------       ------------      ----------        -----------

Net income                         $ 2,695,000        ($1,258,000)     $5,877,000        $ 7,314,000
                                   ===========       ============      ==========        ===========
Net income per share from
  continuing operations                  $0.56                                                 $0.46
                                   ===========                                           ===========

Net income per share                     $0.56                                                 $1.52
                                   ===========                                           ===========
Weighted average number
  of common and common
  equivalent shares
  outstanding(17)                    4,820,336                                             4,820,336
                                   ===========                                           ===========

 See accompanying notes to unaudited pro forma consolidated financial statements

                      HEICO CORPORATION AND SUBSIDIARIES

   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1. As disclosed in the Company's Quarterly Report on Form 10-Q as of April 30, 1996.

2. Represents MediTek Health Corporation's consolidated condensed balance sheet as of April 30, 1996.

3. As disclosed in the Company's Quarterly Report on Form 10-Q for the six months ended April 30, 1996.

4. Represents MediTek Health Corporation's consolidated condensed statement of operations for the six months ended April 30, 1996.

5. As disclosed in the Company's Annual Report on Form 10-K for the year ended October 31, 1995.

6. Represents MediTek Health Corporation's consolidated condensed statement of operations for the year ended October 31, 1995.

      The pro forma adjustments give effect to:
7. $13,828,000 cash proceeds from the sale of MediTek, less an estimated $1.6 million in expenses pertaining to the sale.

8. A $10 million, 6.50% convertible note receivable from the purchaser as additional sale proceeds.

9. Increase in Federal and state income taxes payable on the gain on sale of MediTek after utilizing a $4.6 million Federal capital loss carryforward.

10.   Elimination of investment in and advances to MediTek by HEICO.

11. Gain on sale of MediTek, after applicable Federal and state income taxes, as if consummated as of April 30, 1996.

12. Investment income for the period from the $11.1 million sale proceeds, net of income taxes (see item 7 above).

13. 6.50% interest from the note receivable from the purchaser (see item 8 above).

14. Additional income tax expense after elimination of MediTek and giving effect to the pro forma adjustments.

15. Gain on sale of MediTek, net of applicable Federal and state income taxes, as if consummated as of April 30, 1996.

16. Weighted average number of common and common equivalent shares outstanding have been adjusted from the originally reported amount to reflect a 10% stock dividend payable July 26, 1996.

17. Weighted average number of common and common equivalent shares outstanding have been adjusted from the originally reported amount to reflect a three-for-two stock split paid in April 1996 and a 10% stock dividend payable July 26, 1996.

                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
EXHIBIT                                                               NUMBERED
NUMBER                     DESCRIPTION                                  PAGE
- -------                    -----------                              ------------
 2 Stock Purchase Agreement, dated June 20, 1996, by and among HEICO Corporation, MediTek Health
            Corporation and U.S. Diagnostic Labs Inc.

99.1        Press Release of HEICO Corporation, dated
            June 17, 1996.

99.2        Press Release of HEICO Corporation, dated
            July 11, 1996.